                                                                    EXHIBIT 99.2


                           CERTIFICATE OF DESIGNATIONS

                                       of

                 CLASS A PARTICIPATING PREFERRED STOCK, SERIES B

                                       of

                             TCR HOLDING CORPORATION

                       (Pursuant to Section 151(g) of the
                        Delaware General Corporation Law)


                      ------------------------------------


                  TCR Holding Corporation, a corporation organized and existing under the laws of the State of Delaware (the "COMPANY"), hereby certifies that the following resolution was adopted at a meeting of the board of directors of the Company (the "BOARD OF DIRECTORS"), pursuant to Section 151(g) of the Delaware General Corporation Law on December __, 1998:

                  RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Amended and Restated Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of Preferred Stock, par value $0.01 per share (the "CLASS A PARTICIPATING PREFERRED STOCK, SERIES B"), of the Company and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows:

                  Series B Preferred Stock:

                  SECTION 1. DESIGNATION AND AMOUNT. The shares of this series shall be designated as "Class A Participating Preferred Stock, Series B" (the "SERIES B PREFERRED STOCK") and the number of shares constituting the Series B Preferred Stock shall be three million two hundred seventy-eight thousand five hundred seventy-one (3,278,571). Such number of shares may be increased or decreased by resolution of the board of directors of the Company; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding.

                  SECTION 2. DEFINITIONS. For all purposes of this Certificate of Designations, the following terms shall have the indicated meanings:

                  "CAPITAL STOCK" means, with respect to any Person, any capital stock of such Person and shares, interests, participations, or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible into Capital Stock and rights under the Repurchase Rights Agreement among TEC and the holders of certain Capital Stock of the Company dated as of the Issue Date), warrants or options to purchase any of the foregoing, including without limitation, each class of common stock and preferred stock of such Person, if such Person is a corporation, and each general or limited partnership interest or other equity interest of such Person, if such Person is a partnership.

                  "COMMON STOCK" means the Company's common stock, par value $0.01 per share.

                  "DEBT" means, with respect to any Person, without duplication all liabilities, contingent or otherwise, of such Person (a) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by bonds, notes, debentures, or similar instruments or letters of credit or representing the balance deferred and unpaid of the purchase price of any property acquired by such Person or services received by such Person (other than long-term service or supply contracts which require minimum periodic payments), (c) evidenced by bankers' acceptances or similar instruments issued or accepted by banks or obligations under interest rate or currency exchange rate agreements, (d) for the payment of money relating to a lease obligation required to be capitalized for financial reporting purposes in accordance with GAAP and (e) the obligation of the Company as lessee under any sale and leaseback transaction.

                  "EQUIVALENT SECURITIES" shall mean, with respect to each share of Series B Preferred Stock, a unit consisting of separately detachable securities that include (a) one share of preferred stock of the Company (or any successor) having substantially the same rights, preferences, qualifications, limitations and restrictions (including an equivalent Liquidation Preference) as the Series B Preferred Stock immediately prior to the issuance of such preferred stock, except that such preferred stock shall have no voting rights (other than as may be required under applicable law) and shall have no rights to receive or participate in any dividends or distributions other than the right to receive Scheduled Dividends, Default Dividends (when applicable), Preference Reductions and the then-applicable Liquidation Preference in the event of any liquidation, dissolution or winding up of the Company (or its successor) and (b) one share of Common Stock of the Company (or, in the case of a successor to the Company, the same amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock of the Company is changed or exchanged).

                  "GAAP" means generally accepted accounting principles, consistently applied.

                  "HOLDER" means any holder of the Series B Preferred Stock.

                  "INCUR" or, as appropriate, an "INCURRENCE" means to create, incur, assume, guarantee, or otherwise become liable, contingently or otherwise.

                  "ISSUANCE DATE" means the date of first issuance of the Series B Preferred Stock.

                  "LIQUIDATION PREFERENCE" means, with respect to each share of Series B Preferred Stock, an amount equal to (a) $61.002, plus (b) all accrued and unpaid Scheduled Dividends thereon, minus (c) the aggregate amount of all Preference Reductions paid thereon, minus (d) the aggregate amount of all Forced Sale Liquidation Preference Reduction Amounts paid thereon.

                   "PAYMENT DATE" shall have the meaning ascribed to that term in Section 3(A).

                  "PERSON" means any corporation, individual, joint stock company, joint venture, partnership, limited liability company, unincorporated association, governmental regulatory entity, country, state, or political subdivision thereof, trust, municipality, or other entity.

                  "PLEDGED SHARES" has the meaning ascribed to that term in
Section 10.

                  "PREFERRED STOCK" means any class or classes of the Company's Capital Stock (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon a voluntary or involuntary liquidation or dissolution of the Company over shares of any other Capital Stock of the Company.

                  "REDEMPTION NOTES" means notes representing Debt of the Company issued to the Holder with an aggregate principal amount equal to the aggregate Liquidation Preference of the shares of Series B Preferred Stock with respect to which such Debt is issued as of the date of issuance of such Debt, a maturity date of June 1, 2002 and bearing interest at a rate of 16% per annum.

                  "SERIES A SCHEDULED DIVIDENDS" means "Scheduled Dividends" as defined in the certificate of designations for the Series A Preferred Stock of the Company as in effect on the Issuance Date.

                  "SERIES A PREFERRED STOCK" means the Class A Participating Preferred Stock, Series A of the Company.

                  "TARC" means TransAmerican Refining Corporation, a Texas corporation.

                  "TARC INTERCOMPANY LOAN" means the loan between TARC and TEC pursuant to the Loan Agreement dated as of June 13, 1997, as amended.

                  "TEC" TransAmerican Energy Corporation, a Delaware corporation.

                  "TEC NOTES" means the Senior Secured Notes of TEC due 2002.

                  "WORKING CAPITAL LOAN" means the loan from TEC to TARC of up to $50 million from the proceeds of the sale of the TEC Notes evidenced by a note dated as of October 1, 1998 as assigned to and assumed by the Company.

                  SECTION 3. DIVIDENDS AND DISTRIBUTIONS.

                  (A) Scheduled Dividends. On the dates set forth on Schedule A (each a "PAYMENT DATE"), the Holder, in preference to the holders of any other shares of Capital Stock of the Company, shall be entitled to receive, when, as and if declared by the Board of Directors out of legally available funds available for such purpose, and, to the extent such funds are legally available for such purpose, the Board of Directors shall declare, a cash dividend (a "SCHEDULED DIVIDEND") in an amount per share equal to the amount set forth opposite such Payment Date on Schedule A.

                  (B) Special Distributions. In the event the Company shall pay any dividend or other distribution (other than a Scheduled Dividend, a Series A Scheduled Dividend or a Preference Reduction) on any shares of its Capital Stock (a "SPECIAL DISTRIBUTION"), the Holder shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, on the date of payment of such Special Distribution, an amount per share equal to the amount paid on each other share (in each case, rounded to the nearest cent) of the aggregate amount of such Special Distribution.

                  (C) Preference Reductions. The Holder shall also be entitled to receive dividends or other distributions (other than Scheduled Dividends and Special Distributions), payable solely to holders of the Series B Preferred Stock, when, as and if declared by the Board of Directors out of funds legally available for such purpose (a "PREFERENCE REDUCTION"); provided that the Company shall not declare or pay any Preference Reduction if such payment would cause the Liquidation Preference to be less than zero. The amount of each Preference Reduction per share shall equal the aggregate amount of the Preference Reduction paid on all shares of Series B Preferred Stock divided by the aggregate amount of all shares of Series B Preferred Stock outstanding at the time of payment.

                  (D) Calculations of Value. All calculations of the amount of dividends or distributions paid to holders of Capital Stock of the Company shall be made without regard to whether such dividends or other distributions consist of cash dividends or distributions or non-cash dividends or distributions (except that dividends payable to the holders of a class or series of Capital Stock of the Company, in shares of the same such class or series, or a subdivision of the outstanding shares of Capital Stock of the Company (by reclassification or otherwise) shall not be considered to have any value for purposes hereof). Any non-cash dividends or other distributions shall be valued by the Board of Directors of the Company in good faith and if the valuation so determined is objected to in writing by the Holder within 30 days of notice of such valuation, by a nationally recognized investment banking or valuation firm (an "APPRAISER") selected by the Holder and the Company. If the Company and the Holder cannot, in good faith, agree upon an Appraiser, then the Company, on the one hand, and a majority of the holders, on the other hand, each shall elect an Appraiser, and the two selected Appraisers shall select a third Appraiser who shall make the required valuation. Such subsequent valuation shall be binding on the Holder and the Company. No dividend that is not cash shall be paid within such 30 day period or during such subsequent valuation.

                  (E) Interpretative Provision. Any reference to "distribution" contained in this Section 3 shall be deemed not to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

                  (F) Increased Dividends. If the Company fails to pay any dividend or other distribution in full when due to the Holder under this Section 3 ("UNPAID DISTRIBUTION"), dividends ("DEFAULT DIVIDENDS") shall accrue on the amount of such Unpaid Distribution for the period from the due date of any such Unpaid Distribution until such Unpaid Distribution is paid in full and shall be due and payable until paid at a rate per annum per $100 of the amount of such Unpaid Distribution equal at all times to the lesser of (i) the rate of the Scheduled Dividend plus $1.50 per annum per $100 of the amount of such Unpaid Distribution and (ii) the maximum non-usurious interest rate (if such dividends were considered as interest), if any, permitted from time to time under applicable laws to be contracted for, taken, reserved, charged or received as of the time of calculation of the Default Dividends.

                  SECTION 4. VOTING RIGHTS. The Holder shall have the following voting rights:

                  (A) The Holder shall be entitled to cast one vote per share held, at each meeting of the stockholders of the Company or pursuant to each consent by such stockholders, voting in person or by proxy.

                  (B) The Holder shall be entitled to vote separately as a class, in person or by proxy, on all matters required by law to be submitted to a vote by such class of the Series B Preferred Stock.

                  (C) So long as any of the Series B Preferred Stock is outstanding, the Company shall not, without the affirmative vote or consent of the Holder of the Series B Preferred Stock, voting separately as a class in person or by proxy (i) amend, alter or repeal (by merger, consolidation or otherwise) any provision of the Certificate of Incorporation, so as to affect adversely the relative rights, preferences, qualifications, limitations or restrictions of the Series B Preferred Stock, (ii) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into stock of such class or series, ranking senior to or on a parity with the Series B Preferred Stock (other than the Company's Class A Participating Preferred Stock, Series A) in respect of the payment of dividends or upon liquidation, dissolution or winding up of the Company, (iii) effect any reclassification of the Series B Preferred Stock or (iv) Incur any debt other than the Working Capital Loan.

                  (D) Except as otherwise provided herein, in the Stockholders Agreement dated as of the Issuance Date by and among the holders of Capital Stock of the Company or by law, the Holder shall have no voting rights and their consent shall not be required for taking any corporate action.

                  SECTION 5. CERTAIN RESTRICTIONS. Whenever dividends or distributions are payable on the Series B Preferred Stock as provided in Section 3, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Company shall not (i) pay dividends, or make any other distributions, on any other shares of Capital Stock of the Company other than Series A Preferred Stock, or (ii) redeem or purchase or otherwise acquire for consideration, any other shares of Capital Stock of the Company other than the Series A Preferred Stock.

                  SECTION 6. STATUS OF REACQUIRED OR SURRENDERED SHARES. Any shares of Series B Preferred Stock redeemed, purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.

                  SECTION 7. LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the Company (a "LIQUIDATION EVENT"), whether voluntary or involuntary, the Holder shall be entitled to receive out of the assets of the Company, whether such assets are stated capital or surplus of any nature, for each share of Series B Preferred Stock, an amount equal to the sum of (a) the Liquidation Preference with respect to such share as of the date of the Liquidation Event, before any payment shall be made or any assets distributed to the holders of any other class or series of the Company's Capital Stock other than Series A Preferred Stock and (b) the pro-rata portion on a share for share basis of the aggregate amount, in excess of the Liquidation Preference, distributed to all holders of Common Stock and all Capital Stock of the Company ranking on a parity with the Common Stock as to payment of dividends and making of distributions. Neither a merger, consolidation, or other business combination of the Company with or into another corporation or other entity nor a sale or transfer of all or part of the Company's assets for cash, securities or other property shall be considered a Liquidation Event for purposes of this Section 7 (unless in connection therewith the liquidation of the Company is specifically approved).

                  SECTION 8. CONSOLIDATION, MERGER, ETC. The Company shall be permitted to, without a vote of the holders of Series B Preferred Stock, consolidate with or merge with or into any other Person, or, directly or indirectly, sell, lease, assign, transfer or convey all or substantially all of its assets (on a consolidated basis), to another

Person or group of Persons acting in concert, whether in a single transaction or through a series of related transactions; provided that (i) the Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company are transferred as an entirety or substantially as an entirety (the Company or such other Person, the "SURVIVING PERSON"), shall be a corporation or partnership organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and (ii) the Surviving Person shall issue Equivalent Securities to the Holder on or prior to the consummation of such transaction.

                  SECTION 9. OPTIONAL REDEMPTION. The Company, at its option, may redeem Series B Preferred Stock, in whole but not in part, on any date set by the Board of Directors, by payment, at any time on and after July 15, 1999, to the Holder of (i) the Redemption Notes, and (ii) one share of Common Stock for each share of Series B Preferred Stock and by granting a security interest securing repayment of the Redemption Notes by a springing lien on the Pledged Shares effective upon repayment of the obligations of the Company pursuant to Debt issued in exchange for the Company's Series A Preferred Stock pursuant to the certificate of designations therefor, any such payment being hereinafter referred to as the "REDEMPTION PRICE".

                  Not more than 180 nor less than 5 days prior to the redemption date, notice by first class mail, postage prepaid, shall be given to the Holder of the shares of Series B Preferred Stock to be redeemed, at the Holder's address as it shall appear upon the stock transfer books of the Company. Each such notice of redemption shall specify the date fixed for redemption, the Redemption Price, the place or places of payment, that payment will be made upon presentation and surrender of the certificate(s) evidencing the shares of Series B Preferred Stock to be redeemed and, that on and after the redemption date, dividends will cease to accrue on such shares.

                  Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice; and failure to give such notice by mail, or any defect in such notice, to the Holder shall not affect the validity of the proceedings for the redemption as stated in such notice of the shares of Series B Preferred Stock.

On and after the date fixed for redemption, the Holder shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price as herein provided. If, on the date fixed for redemption, the securities and other consideration constituting the Redemption Price shall be available therefor and shall have been irrecoverably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accrue after the date fixed for redemption, the shares shall no longer be deemed outstanding, the Holder shall cease to hold such shares of Series B Preferred Stock, and all rights whatsoever with respect to the shares so called for redemption (except the right of the Holder to receive payment of the Redemption Price as herein provided without interest upon surrender of its certificates therefor) shall terminate. At the close of business on the redemption date, the Holder (unless the Company defaults on its obligations to deliver the securities constituting the Redemption Price) shall be, without any further action, deemed a holder of the securities constituting the Redemption Price.

                  Except as set forth in Section 10, the shares of Series B Preferred Stock shall not be subject to the operation of any purchase, retirement, mandatory redemption or sinking fund.

                  The Holder shall not be entitled to receive payment of the Redemption Price for such shares until it shall cause to be delivered to the place specified in the notice given with respect to such redemption (i) the certificate(s) representing such shares of Series B Preferred Stock redeemed and
(ii) transfer instrument(s) reasonably satisfactory to the Company and sufficient to transfer such shares of Series B Preferred Stock to the Company free of any adverse interest. No dividends or interest shall accrue on any share of Series B Preferred Stock after its redemption date.

                  All shares of Capital Stock of the Company which may be delivered upon redemption of the Series B Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens (other than liens created by the Holder) and charges and not subject to any preemptive rights, and prior to giving notice of redemption the Company shall take any corporate action necessary therefor.

                  SECTION 10. FORCED SALE AND MANDATORY REDUCTION OF LIQUIDATION PREFERENCE. Whenever (A) (i) the Company shall be in default of its obligation to pay dividends pursuant to Section 3, (ii) holders of the Senior Subordinated Notes of TARC due 2003 have exercised their foreclosure remedies with respect to a default under such notes, (iii) the holders of the TEC Notes shall have released their lien on the shares of common stock of TransContinental Refining Corporation, a Delaware corporation, owned by the Company on the Issue Date (adjusted to account for any distribution pro-rata among holders of such common stock, subdivisions of the outstanding shares of such common stock and combinations of the outstanding shares of such common stock) (the "PLEDGED SHARES"), and (iv) the Working Capital Loan is no longer outstanding, or (B) the Series B Preferred Stock shall be outstanding after June 1, 2002, the Holder may, upon delivery of written notice to the Company, require the Company to sell (a "FORCED SALE"), the Pledged Shares; provided however that the Holder shall have the right to require the Company to apply the proceeds returned to the Company from any foreclosure on the Pledged Shares by the lender under the Working Capital Loan and remaining after the exercise of rights of the holders of the TEC Notes to reduce the aggregate amount of the Liquidation Preference at such time.

                  The Company shall effect such Forced Sale within 90 days of receipt of such written notice. The Company shall apply the proceeds of a Forced Sale, up to the aggregate amount of the Liquidation Preference at such time, to reduce the Liquidation Preference (such amount, a "FORCED SALE LIQUIDATION PREFERENCE REDUCTION") of shares of Series B Preferred Stock. The Company shall effect such Forced Sale Liquidation Preference Reduction by paying a cash dividend from the proceeds of the Forced Sale to the Holder (the "FORCED SALE LIQUIDATION PREFERENCE REDUCTION AMOUNT") on a date not later than 10 days after consummation of the Forced Sale.

                  SECTION 11. MANDATORY CONVERSION. Upon (i) the closing of the sale of Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or (ii) the exercise of drag-along rights, with respect to the shares of Series B Preferred Stock subject thereto, pursuant to the TCR Holding Stockholders Agreement dated as of the Issuance Date, as amended the shares of Series B Preferred Stock shall be convertible, at the option of The Company into Equivalent Securities.

                  SECTION 12. NO PREEMPTIVE RIGHTS. The Series B Preferred Stock shall not be entitled to any preemptive or subscription rights in respect of any securities of the Company.

                  SECTION 13. TRANSFER RESTRICTIONS. The Holder shall not be permitted to transfer (except pursuant to the pledge agreement between TCR Holding and TEC dated as of the Issuance Date with respect to the Pledged Shares) any shares of Series B Preferred Stock by sale, assignment, gift or other disposition at any time.

                  SECTION 14. SEVERABILITY OF PROVISIONS. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

                  SECTION 15. MUTILATED CERTIFICATES. If a mutilated or spindled certificate representing shares of Series B Preferred Stock is surrendered to the Company or if the Holder claims and submits an affidavit or other evidence, satisfactory to the Company, to the Company to the effect that the certificate has been lost, destroyed or wrongfully taken, the Company shall issue a replacement certificate if its requirements for issuance are met. The Company may require the Holder to provide an indemnity bond or other indemnity, sufficient in the judgment of the Company to protect the Company from any loss that it may suffer if a certificate is replaced. The Company may charge the holder reasonable out-of-pocket expenses in replacing such certificate.

                  SECTION 16. ADJUSTMENT. Each share of Series B Preferred Stock shall be adjusted proportionately to account for subdivisions of the outstanding shares of Common Stock and combinations of the outstanding shares of Common Stock.

                  SECTION 17. RIGHT TO RECEIVE STATEMENT. Upon written request to the Company by any holder of Series B Preferred Stock, the Company shall provide such holder without charge a statement of the powers, designations, preferences and relative, participating, optional or other special rights of the Series B Preferred Stock and the qualifications, limitations, or restrictions of such preferences and/or rights.

                  IN WITNESS WHEREOF, TCR Holding Corporation has caused this Certificate of Designations of Series B Preferred Stock to be duly executed by ______________, this ___ th day of December, 1998.

                                                     TCR HOLDING CORPORATION



                                                     ------------------------

                                   Schedule A


         Date                                                Scheduled Dividend
         ----                                                ------------------

         June 15, 1999.......................................    $4.88017
         December 15, 1999...................................    $4.88017
         June 15, 2000.......................................    $4.88017
         December 15, 2000...................................    $4.88017
         June 15, 2001.......................................    $4.88017
         December 15, 2001...................................    $4.88017
         June 1, 2002........................................    $4.88017
